Exhibit 99.1

Carpenter Technology Corporation 4th Quarter and Fiscal Year 2016 Earnings Call July 28, 2016

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended June 30, 2015, Form 10-Q for the quarters ended September 30, 2015, December 31, 2015 and March 31, 2016 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, cost savings and reductions, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the success of restructuring actions; and (17) share repurchases are at Carpenter’s discretion and could be affected by changes in Carpenter’s share price, operating results, capital spending, cash flows, inventory, acquisitions, investments, tax laws and general market conditions. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

4th Quarter and Fiscal Year 2016 Summary Tony Thene President and Chief Executive Officer

Safety is our First Priority



Total Case Incident Rate (TCIR)
1Q-16 TCIR = 2.3
2Q-16 TCIR = 1.9
3Q-16 TCIR = 2.2
4Q-16 TCIR = 2.2
4.8
3.9
3.5
3.9
3.7
3.3
2.1
2.2
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16

© 2016 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Fiscal Year 2016 Summary Solid Progress in Setting Stage for Growth and Enhanced Profits Through Initiation of Carpenter Operating Model and Realignment of Commercial Organization Strengthened the Carpenter team and actively managed the business during challenging market environment Execution of Carpenter Operating Model supported enhanced margins, working capital efficiencies and better manufacturing processes Focused cost reduction efforts delivered $78 million in year-over-year annual savings Realigned commercial team to leverage the full Carpenter portfolio to deliver advanced solutions Continued to invest in the development of next-generation technologies and process solutions Generated cash flow from operations of $257 million, free cash flow of $139 million Returned $159 million to shareholders - $124 million in share repurchases and $35 million in dividends Maintained solid liquidity position with improved working capital management and reduced capital expenditures

Fiscal Year 2016 Adjusted Operating Income Bridge Operating Income excluding Pension EID, Restructuring Charges and Special Items* Cost reduction efforts largely offset impact of volume decline * Detailed schedule included in Non-GAAP Schedules in Appendix Operating Income: $51.6 Operating Income: $111.5

4th Quarter Summary Solid Free Cash Flow Reflects Strong Execution, Benefits of Diverse Customer Base and Focus on Operating Efficiency Strong operating and commercial performance; adjusted EPS of $0.35 ($0.32 as reported) Performance driven by slightly higher sequential volumes and continued cost improvement Supported margin improvement through further progress in driving efficiencies via execution of Carpenter Operating Model Aerospace and Defense end-use market results up sequentially as industry-wide platform transition continues Continued weakness in Energy and Industrial and Consumer end-use markets impacted overall performance Healthy balance sheet, improved working capital efficiency and reduced capital expenditures Strong cash flow generation

4th Quarter End-Use Market Highlights

		Q4-16 Net Sales ex. Surcharge ($M)*		vs. Q4-15	vs. Q3-16	Comments
	Aerospace and Defense	219.3	54%	-2%	+5%	▪ Engines up sequentially and year-over-year (YOY) from increased activity across new platforms ▪ Fasteners down slightly sequentially and down YOY reflecting continued supply chain inventory adjustments ▪ Defense down YOY, but realized improved mix on program spends
	Energy	23.5	6%	-52%	-29%	▪ North American (NA) quarterly average directional and horizontal rig count down 53% YOY; down 33% sequentially ▪ Completions activity flattening but at lower levels ▪ Continued positioning to lead material supply through recovery ▪ Power Generation down YOY and sequentially due to high volumes in both comparison periods
	Transportation	33.2	8%	-1%	-4%	▪ YOY and sequential sales down due to lower heavy duty truck production (on-road and off-road) ▪ Stable YOY sales on steady NA light vehicle builds ▪ Share gain experienced across sectors in emerging markets YOY
	Medical	30.1	7%	-11%	0%	▪ Down YOY on reduced orthopedic sales and distributor inventory reduction efforts ▪ Sequential sales reflect gains realized in performance materials on new OEM product launches offset by transactional business
	Industrial and Consumer	70.6	17%	-20%	+9%	▪ Down YOY due to continued pressure in industrial capital equipment spends ▪ Up sequentially on stable consumer demand and improved sales due to project specific industrial spends

Sales ex. surcharge down 12% year-over-year and up 1% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2016 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

4th Quarter Financial Overview & Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary End-use market diversification and operating model execution delivered strong Q4 results *Detailed schedule included in Non-GAAP Schedules in Appendix $ Millions, except pounds and per-share amounts Q4-15 Q3-16 Q4-16 Sequential Change Pounds ('000) 68,972 61,338 65,870 4,532 Net Sales 558.0 456.3 457.7 1.4 Sales ex. Surcharge * 463.0 402.4 405.7 3.3 Gross Profit 88.4 47.5 73.5 26.0 22.5 Selling, General and Administrative Expenses 45.2 41.7 44.3 2.6 17.6 Special Items * 6.3 54.7 2.1 (52.6) 2.1 Operating Income (Loss) 39.5 (24.3) 29.2 53.5 Operating Income ex. Pension EID and Special Items * 48.2 35.2 36.1 0.9 59.5 % of Sales ex. Surcharge 10.4% 8.7% 8.9% 0.2% Effective Tax Rate 32.4% 27.6% 36.1% 8.5% Net Income (Loss) 22.5 (23.9) 14.9 38.8 Diluted Earnings (Loss) per Share $0.44 ($0.51) $0.32 $0.83 Adjusted Diluted Earnings per Share * $0.52 $0.30 $0.35 $0.05

Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. Nearly doubled Free Cash Flow *Detailed schedule included in Non-GAAP Schedules in Appendix 70 493

SAO Segment Summary Q4 Operating Results Q4 Business Results Q1 Outlook Year-over-year (YOY) volume decline driven by continued weakness in oil & gas Increased operating margins YOY driven by 10% improvement in variable manufacturing cost resulting from execution of Carpenter Operating Model Higher sequential volume driven by increased Industrial & Consumer sales Normal volume seasonality with YOY decline in energy to mute growth in other end-use markets Continued focus on cost discipline and execution of Carpenter Operating Model SAO Q4-15 Q3-16 Q4-16 vs PY vs Q3 Pounds ('000) 66,598 59,082 63,606 (2,992) 4,524 Net Sales ($M) 452.6 370.5 374.3 (78.3) 3.8 Sales ex. Surcharge ($M) 357.1 316.5 322.3 (34.8) 5.8 Operating Income ($M) 49.2 45.6 48.6 (0.6) 3.0 % of Net Sales 10.9% 12.3% 13.0% 2.1% 0.7% % of Sales ex. Surcharge 13.8% 14.4% 15.1% 1.3% 0.7% PEP Q4-15 Q3-16 Q4-16 vs PY vs Q3 Pounds ('000) 4,200 2,774 3,096 (1,104) 322 Sales ex. Surcharge ($M) 113.3 91.2 90.2 (23.1) (1.0) Op Inc ex. EID ($M) 8.3 (0.9) (1.3) (9.6) (0.4) % of Sales ex. Surcharge 7.3% -1.0% -1.4% -8.7% -0.4% Q4-15 91.2 Q4-16 0 vs PY Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

PEP Segment Summary Q4 Operating Results * Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only Q4 Business Results Q1 Outlook Sales and operating income down year-over-year (YOY) primarily influenced by: Weak oil & gas demand due to reduced drilling activity Lower demand for powder products Aerospace supply chain adjustments during FY 2016 Sequential sales and operating income consistent with Q3-16 Operating income expected to follow traditional seasonality in demand for Titanium products Oil & gas demand expected to remain relatively flat versus Q4-16 Concentrating on strengthening customer relationships while aggressively managing costs SAO Q4-15 Q3-16 Q4-16 vs PY vs Q3 Pounds ('000) 66,598 59,082 63,606 (2,992) 4,524 Sales ex. Surcharge ($M) 357.1 316.5 322.3 (34.8) 5.8 Op Inc ex. EID ($M) 49.2 45.6 47.0 (2.2) 1.4 % of Sales ex. Surcharge 13.8% 14.4% 14.6% 0.8% 0.2% PEP Q4-15 Q3-16 Q4-16 vs PY vs Q3 Pounds* ('000) 4,200 2,774 3,096 (1,104) 322 Net Sales ($M) 113.6 91.4 90.4 (23.2) (1.0) Sales ex. Surcharge ($M) 113.3 91.2 90.2 (23.1) (1.0) Operating Income ($M) 8.3 (0.9) (1.3) (9.6) (0.4) % of Net Sales 7.3% -1.0% -1.4% -8.7% -0.4% % of Sales ex. Surcharge 7.3% -1.0% -1.4% -8.7% -0.4% Q4-15 91.2 Q4-16 0 vs PY Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

Selected Fiscal Year 2017 Guidance $ Millions FY16 FY17 Depreciation and Amortization 119 ~120 #VALUE! Interest Expense, net 28 ~32 #VALUE! Net Pension Expense 54 69 15 Required Cash Pension Contributions - 1 Effective Tax Rate 47% 28%- 30% #VALUE! Capital Expenditures 95 ~120

4th Quarter and Fiscal 2016 Closing Comments Tony Thene President and Chief Executive Officer

Athens Facility Powder Products Achievements to Date Facility is fully operational 99% of customer site non-VAP certifications complete 83% of Oil & Gas qualifications achieved Continue to expand range of products approved for manufacturing Two VAP qualifications completed for nickel superalloy used for aerospace rings Looking Forward CY 2016 – finalize internal development processes and work with customers on VAP qualifications CY 2017 - achieve most stringent aerospace engine parts qualifications from customers and their supply chain partners Powder Products Capabilities One of the world’s largest suppliers of spherical gas atomized metal powders Manufacturing facilities: Pennsylvania, Rhode Island, Alabama and Sweden Currently producing superalloy powder in Athens facility Powder Products Opportunity Additive manufacturing represents major growth opportunity across end-use markets Expected to be one of the fastest growing segments in overall metals market Investing in the Future VAP: Vendor Approved Process

Closing Comments Well Positioned as Preferred Solutions Provider for High-end Premium Alloy Markets; Poised for Revenue and Margin Growth as Markets Recover Continued focus on actively managing our business and optimizing our long-term cost structure Delivering strong results and cash flow despite volatile climate for select end-use markets Executing on Carpenter Operating Model to drive further efficiencies and process improvements Realigned commercial team actively working to expand revenue opportunities across all end-use markets Maintaining focus on working capital efficiency and capital spending discipline Investment in new technologies and process solutions will enable the organization to capitalize on market recovery

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) $ Millions except per share amounts Q4-15 Q3-16 Q4-16 FY15 FY16 Net Income (Loss) 22.5 (23.9) 14.9 58.7 11.3 Diluted Earnings (Loss) Per Share 0.44 (0.51) 0.32 1.11 0.23 Excess Inventory Write-down - 14.7 - - 14.7 Restructuring and Asset Impairment Charges 2.4 12.0 - 18.9 12.3 Goodwill Impairment - 9.3 - - 9.3 Consulting Costs* 1.7 1.4 1.4 3.3 6.0 Legal Settlement - - - (2.9) - Income Tax Items** - 0.8 - - 2.8 Impact of Tax Law Change - - - 1.6 (0.8) Special Items 4.1 38.2 1.4 20.9 44.3 Net Income excluding Special Items 26.6 14.3 16.3 79.6 55.6 Adjusted Diluted Earnings per Share 0.52 0.30 0.35 1.51 1.16 Adjusted Earnings Per Share Management believes that earnings per share adjusted to exclude the impact of restructuring and asset impairment charges, goodwill impairment and other special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. * Beginning in Q1-17, consulting costs of $2.1 million per quarter will no longer be added back as a special item. ** Discrete income tax benefit recorded in Q2-16 as a result of a tax law change. Discrete income tax charge recorded in Q3-16 as a result of sale of equity method investment in India.

Non-GAAP Schedules (Unaudited)

Operating Income And Margin Excluding Surcharge Revenue, Pension Earnings, Interest and Deferrals "Pension EID", and Special Items

	Q4-15	Q3-16	Q4-16	FY15	FY16
Net sales	558.0	456.3	457.7	2,226.7	1,813.4
Less: surcharge revenue	95.0	53.9	52.0	414.9	240.8
Net Sales Excluding Surcharge	**463.0**	**402.4**	**405.7**	**1,811.8**	**1,572.6**
Operating income (loss)	39.5	(24.3)	29.2	111.5	51.6
Pension EID	2.4	4.8	4.8	9.4	19.3
Operating Income (Loss) Excluding Pension EID	**41.9**	**(19.5)**	**34.0**	**120.9**	**70.9**
Excess inventory write-down	-	22.5	-	-	22.5
Restructuring and asset impairment charges	3.7	17.6	-	29.1	18.0
Goodwill impairment	-	12.5	-	-	12.5
Consulting costs	2.6	2.1	2.1	5.1	9.3
Special Items	6.3	54.7	2.1	34.2	62.3
Operating Income Excluding Surcharge, Pension EID and Special Items	**48.2**	**35.2**	**36.1**	**155.1**	**133.2**
Operating Margin	**7.1%**	**-5.3%**	**6.4%**	**5.0%**	**2.8%**
Operating Margin Excluding Surcharge, Pension EID and Special Items	**10.4%**	**8.7%**	**8.9%**	**8.6%**	**8.5%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company.

Management believes that removing the impact of restructuring and asset impairment charges, goodwill impairment, excess inventory write-down and other special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2016 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Schedules (Unaudited) Free Cash Flow $ Millions Q4-15 Q4-16 FY15 FY16 Net cash provided from operating activities 134.1 119.7 282.6 256.9 Purchases of property, equipment and software (18.3) (29.1) (170.5) (95.2) Proceeds from disposals of property and equipment and assets held for sale - 1.1 0.2 1.4 Proceeds from the sale of equity method investment - - - 6.3 Dividends paid (9.1) (8.5) (37.9) (34.8) Other - - - 4.0 Free Cash Flow 106.7 83.2 74.4 138.6 Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses.

Supplemental Schedule (Unaudited) Net Sales By End-Use Market $ Millions Q4-15 Q3-16 Q4-16 FY15 FY16 Aerospace and Defense 224.9 208.4 219.3 823.5 823.1 Energy 48.7 33.3 23.5 245.0 115.3 Transportation 33.5 34.7 33.2 130.9 136.8 Medical 33.9 30.2 30.1 118.5 114.5 Industrial and Consumer 88.4 65.0 70.6 358.3 265.2 Distribution 33.6 30.8 29.0 135.6 117.7 Net sales excluding surcharges 463.0 402.4 405.7 1,811.8 1,572.6 Surcharge revenue 95.0 53.9 52.0 414.9 240.8 Net sales 558.0 456.3 457.7 2,226.7 1,813.4 In the quarter ended June 30, 2016 in connection with our commercial organization realignment, we changed the manner in which sales are classified by end-use market so that we could better evaluate our sales results from period to period. All prior period amounts have been reclassified to conform to the current presentation.